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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2005

                           ___________________________

                                  MediCor Ltd.
             (Exact name of Registrant as Specified in its Charter)


          Delaware                  0-50442                14-1871462
 (State or Other Jurisdiction     (Commission            (IRS Employer
      of Incorporation)           File Number)         Identification No.)


          4560 South Decatur Boulevard, Suite 300, Las Vegas, NV 89103
                    (Address of Principal Executive Offices)

                                 (702) 932-4560
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.02  Results of Operations and Financial Condition

     MediCor, Ltd. (the "Company") issued a press release on May 16, 2005. The press release announced the Company's earnings for the quarter ending March 31, 2005 and the Company's wholly owned subsidiary, MediCor Aesthetics will be the exclusive distributor in the United States for Biosil inflatable saline breast implants. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

   (c) Exhibits


Exhibit No.                  Description

99.1               Copy of press release issued by the Company on May 16, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           MEDICOR, LTD.


                                           By: /s/ Theodore R Maloney
                                               ----------------------
                                               Name: Theodore R. Maloney
                                               Title: Chief Executive Officer





Dated: May 16, 2005